UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer Identification No.)

3601 West 76th Street,

Minneapolis, Minnesota 55435-3000

(Address of Principal Executive Offices)  (Zip Code)

(952) 835-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2005, the Board of Directors of the Company, acting pursuant to authority granted by the Company’s Bylaws, elected Willard W. Brittain as a director, effective April 15, 2005.  Mr. Brittain was not appointed to serve on any committee of the Board at this time.  The newly elected director was not named as director pursuant to any arrangement or understanding with any third person.   There is not currently, nor has there been in the past, any transaction with the Company or any of its subsidiaries or affiliates in which Mr. Brittain has or had a direct or an indirect material interest.

The full text of the press release announcing the appointment of director is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1                           Press release dated April 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2005

ANALYSTS INTERNATIONAL CORPORATION

	By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary and General Counsel

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 11, 2005	0–4090

EXHIBIT NO.	ITEM

99.1	Press Release dated April 11, 2005.